ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OWED TO FINOVA CAPITAL CORPORATION AS SET FORTH IN THAT CERTAIN SUBORDINATION AND STANDSTILL AGREEMENT AMONG FINOVA CAPITAL CORPORATION, THE PAYEE OF THIS NOTE AND THE MAKER OF THIS NOTE.

UNSECURED SUBORDINATED PROMISSORY NOTE
$100,000	October 2, 2000
Oklahoma City, Oklahoma

       FOR VALUE RECEIVED, H and M Steel, Inc., an Oklahoma corporation ("Maker") promises to pay to the order of PARALAX ACQUISITION COMPANY, L.L.C., an Oklahoma limited liability company and/or its Assignee, ("Lender"), the principal sum of ONE HUNDRED THOUSAND AND NO/l00ths DOLLARS ($100.000.00) with interest at the Prime Rate, at such place as the holder of this note may designate in writing, on the outstanding balance, from the date of this note, until the outstanding balance is paid in full.

       Principal and interest payments shall be made by the holder in the following manner:
(1)	Interest shall be payable on a quarterly basis from the date of this note until the note is paid in full. Any unpaid interest shall be added to the balance of this note.

(2)	Principal shall be renewable quarterly and shall be payable on demand upon the approval of the senior lenders of the maker;

          If any principal or interest payment is not paid promptly when due, the whole sum of both principal and interest shall become immediately due and col1ectible, at the option of the holder of this promissory note. Any principal payment shall be credited first to the interest then due, with the remainder credited on principal and interest shall thereupon cease upon the principal so credited.

          The undersigned waives presentment, demand, notice, and notice of protest, dishonor, maturity, non-payment, or protest. The maker waives all requirements necessary to hold the maker liable as makers. In the event of any default in payment of this note, the undersigned agrees to pay an attorney fees and all reasonable costs and expenses incurred in enforcing this note, whether suit is filed or not.

"Prime Rate" shall mean that rate of interest designated by the New York Money Center Banks as their Prime Rate as published in the Money Rates Section of the Wall Street Journal, Southwest Edition.

          The note is to be construed and enforced according to the laws of the state of Oklahoma.

          IN WITNESS WHEREOF, the undersigned Maker has executed this instrument effective the date set forth above.
"MAKER"	H AND M STEEL, INC.
By: /s/ David R. Payne
Its: President
Address: